SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 4, 1997
                        (Date of Earliest Event Reported)

                        MACE SECURITY INTERNATIONAL, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                            (State of Incorporation)

                                    69270-NY
                                    --------
                            (Commission File Number)

                                   03-0311630
                                   ----------
                        (IRS Employer Identification No.)

                    160 Benmont Avenue, Bennington, VT 05201
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (802) 447-1503
                                 --------------
                         (Registrant's Telephone Number)
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Items 1-3 Not Applicable.

Item 4 On August 13, 1997, at the direction of its board of directors, the Company advised Coopers & Lybrand, LLP ("Coopers") that due to cost containment efforts, its engagement of Coopers as its independent public accountants was terminated, subject to ratification by the Company's shareholders. The Company's board of directors also decided to engage Urbach, Kahn & Werlin, PC as its new independent public accountants, to be finally effective upon shareholder approval.

      Since the Company's decision to dismiss Coopers was based solely on cost considerations and there were no disagreements, as that term is defined in Item 304 of Regulation S-K, no further information is required to be provided in accordance with Regulation S-K.

Item 5 Not Applicable.

Item 6 Not Applicable.

Item 7 Financial Statements and Exhibits.

            (a),(b) Not Applicable.

            (c) Exhibits

            16. Letter to Coopers & Lybrand, LLP from Company confirming termination of engagement.

            99.1 Letter to Securities and Exchange Commission from Coopers & Lybrand, LLP dated August 29, 1997 concerning Report on Form 8-K reporting its termination of engagement.

Item 8. Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 4, 1997            MACE SECURITY INTERNATIONAL, INC.


                                    by: /s/ Timothy D. Smith
                                       -------------------------------------
                                    Timothy D. Smith
                                    Principal Financial Officer